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                                                                   EXHIBIT 10.19





                                                       Tel:     212-553-2452
                                                       Fax:     212-553-2152


December 21, 1998

Mr. Jarobin Gilbert
President and Chief Executive Officer
DBSS Group, Inc.
301 East 57th Street
New York, NY  10022

Re:      Consulting Agreement Dated April 18, 1997
         -----------------------------------------

Dear Jarobin:

In reference to the Consulting Agreement between DBSS Group, Inc. and Venator Group, Inc. (formerly known as Woolworth Corporation) dated April 18, 1997 (the "Agreement"), the parties hereby mutually agree to terminate the Agreement effective as of December 31, 1998. The Agreement shall be of no further force or effect as of such date, with the exception of Section 9 concerning confidential information.

Please indicate your acknowledgment of and your agreement with the foregoing by executing a copy of this letter in the space provided below and returning it to me in the envelope provided.


Sincerely,

VENATOR GROUP, INC.

By:/s/ Gary M. Bahler
   ------------------
   Gary M. Bahler
   Senior Vice President,
   General Counsel and Secretary


Acknowledged and Agreed:

DBSS GROUP, INC.

By:/s/ Jarobin Gilbert Jr.
   -----------------------
   Jarobin Gilbert Jr.
   President and Chief Executive
   Officer